UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 10, 2004



Commission       Registrant; State of Incorporation;         I.R.S. Employer
File Number       Address; and Telephone Number             Identification No.
-----------       -----------------------------             ------------------

333-21011     FIRSTENERGY CORP.                                    34-1843785
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-2323        THE CLEVELAND ELECTRIC ILLUMINATING COMPANY          34-0150020
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3583        THE TOLEDO EDISON COMPANY                            34-4375005
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402



















Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         In late 2003, FirstEnergy Corp.'s (Company) FirstEnergy Nuclear Operating Company (FENOC) subsidiary received a grand jury subpoena requesting the production of certain documents and records relating to the inspection and maintenance of the reactor vessel head at the Davis-Besse Plant, which is owned by The Cleveland Electric Illuminating Company (51.38%) and The Toledo Edison Company (48.62%). The documents and materials were provided to the grand jury sitting in the United States District Court for the Northern District of Ohio, Eastern Division.

         On December 10, 2004, the Company received a letter from the United States Attorney's Office, stating that FENOC is a target of the federal grand jury investigation into alleged false statements made to the Nuclear Regulatory Commission (NRC) in the Fall of 2001 in response to NRC Bulletin 2001-01. The letter also said that the designation of FENOC as a target indicates that, in the view of the prosecutors assigned to the matter, it is likely that federal charges will be returned against FENOC by the grand jury.

         FirstEnergy previously disclosed the grand jury investigation as it relates to its FENOC subsidiary in the Company's 2003 Annual Report on Form 10-K, Form 8-K filed on November 21, 2003, and in Form 10-Q filings with the U.S. Securities and Exchange Commission for the first three quarters of 2004. A copy of the press release issued by FirstEnergy is attached as Exhibit 99.1 hereto and is incorporated by reference.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.        Description
-----------        -----------

    99.1           Press release issued by FirstEnergy Corp., dated December 10,
                   2004







Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations (including revocation of necessary licenses or operating permits), availability and cost of capital, the continuing availability and operation of generating units, the inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outages and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to those outages, the final outcome in the proceeding related to FirstEnergy's Application for a Rate Stabilization Plan in Ohio, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, including their annual report on Form 10-K (as amended) for the year ended December 31, 2003, and their Form 10-Q for the quarter ended September 30, 2004, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



December 10, 2004



                                              FIRSTENERGY CORP.
                                              -----------------
                                                 Registrant

                                           THE CLEVELAND ELECTRIC
                                           ----------------------
                                             ILLUMINATING COMPANY
                                             --------------------
                                                 Registrant

                                          THE TOLEDO EDISON COMPANY
                                          -------------------------
                                                 Registrant




                                        /s/  Harvey L. Wagner
                                  ---------------------------------------
                                             Harvey L. Wagner
                                      Vice President, Controller and
                                         Chief Accounting Officer